UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

OMNIAMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34605	27-0983595
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 South University Drive, Suite 900, Fort Worth, Texas	76107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 367-4640

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 24, 2011, the stockholders of OmniAmerican Bancorp, Inc. (the “Company”) approved the OmniAmerican Bancorp, Inc. 2011 Equity Incentive Plan, which provides for the grant of stock-based and other incentive awards to officers, employees and directors of the Company. A description of the material terms of the plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 18, 2011. A copy of the plan is being filed as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 24, 2011, the Company held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors, the ratification of the independent registered public accounting firm, an advisory, non-binding resolution to approve executive compensation as described in the Proxy Statement, an advisory, non-binding proposal with respect to the frequency that stockholders will vote on the Company’s executive compensation and the approval of the Company’s 2011 Equity Incentive Plan. A breakdown of the votes cast is set forth below.

1.	The election of directors			Broker
		For	Withheld	non-votes
	Joan Anthony	6,912,834	977,302	1,658,668
	Norman G. Carroll	6,948,168	941,968	1,658,668
	Tim Carter	6,804,703	1,085,433	1,658,668
	Patrick D. Conley	7,456,573	433,563	1,658,668
	Wesley R. Turner	7,515,988	374,148	1,658,668
2. The ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

For	Against	Abstain	Broker non-votes
9,290,054	138,201	120,549	0

3. An advisory, non-binding resolution to approve executive compensation as described in the Proxy Statement.

For	Against	Abstain	Broker non-votes
6,576,183	1,078,681	235,272	1,658,668
4. An advisory, non-binding proposal with respect to the frequency that stockholders will vote on the Company’s executive compensation.

One Year	Two-Year	Three-year	Abstain	Broker non-votes
6,942,347	252,656	573,339	121,794	1,658,668
5. Approval of the OmniAmerican Bancorp, Inc. 2011 Equity Incentive Plan.

For	Against	Abstain	Broker non-votes
6,474,875	1,391,225	24,036	1,658,668

Item 9.01	Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description
10.1
OmniAmerican Bancorp, Inc. 2011 Equity Incentive Plan (incorporated by reference to Exhibit A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 18, 2011 (file no. 001-34605))

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OmniAmerican Bancorp, Inc.
DATE: May 25, 2011	By:	/s/ Deborah Wilkinson
Deborah B. Wilkinson
Senior Executive Vice President and Chief Financial Officer

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